UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2019
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston,	Texas	W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On September 10, 2019 LyondellBasell Industries N.V. (the “Company”) and its wholly owned subsidiary, LYB International Finance II B.V. (the “Issuer”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Limited and Deutsche Bank AG, London Branch, as representatives of the several underwriters named therein (the “Underwriters”), relating to the underwritten public offering and sale by the Issuer of €500,000,000 million aggregate principal amount of 0.875% Guaranteed Notes due 2026 (the “2026 Notes”) and €500,000,000 million aggregate principal amount of 1.625% Guaranteed Notes due 2031 (together with the 2026 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by the Company. The Underwriting Agreement includes the terms and conditions for the issuance and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The Notes will be issued under an indenture dated as of March 2, 2016, between the Company, the Issuer and Deutsche Bank Trust Company Americas, as trustee (the “Indenture”). The terms of the Notes and the guarantees by the Company will be set forth in a supplemental indenture delivered pursuant to the Indenture. Closing of the issuance and sale of the Notes is expected to occur on September 17, 2019, subject to customary closing conditions.

The Notes are being offered and sold pursuant to an automatic shelf registration statement the Company filed with the Securities and Exchange Commission that became effective upon filing on February 22, 2019 (Registration No. 333-229812).

The description above is a summary and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as an Exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1
Underwriting Agreement, dated September 10, 2019, by and among LyondellBasell Industries N.V., LYB International Finance II B.V., and Citigroup Global Markets Limited and Deutsche Bank AG, London Branch, as representatives of the several underwriters named therein.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	September 11, 2019	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President